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                                                                   EXHIBIT 10.10


THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.


                            5% CONVERTIBLE DEBENTURE

$500,000                                    JUNE 30, 2003 (THE "EFFECTIVE DATE")

         FOR VALUE RECEIVED, the undersigned, US DATAWORKS, INC. (the "MAKER"), hereby promises to pay to the order of Societe Financiere Privee, S.A., the holder, or its assigns (the "HOLDER"), in lawful money of the United States of America, and in immediately payable funds, the principal sum of five hundred thousand dollars ($500,000). The principal hereof together with any unpaid accrued interest thereon, shall be due and payable on June 30, 2004 (the "MATURITY DATE"). Payment of all amounts due hereunder shall be made at the address of the Holder provided herein. The Maker further promises to pay interest at the rate of five percent (5%) PER ANNUM on the outstanding principal balance hereof. The accrued interest shall be payable in cash semi-annually on the dates six and twelve months following the Effective Date (the "SEMI-ANNUAL INTEREST PAYMENTS"). The Semi-Annual Interest Payment due twelve months following the effective date shall be paid on the Maturity Date.

         This Debenture has not and will not be registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws, in reliance on the exemption from registration afforded by Regulation D promulgated under the Act. This Debenture may not be offered, sold, transferred or otherwise disposed of, unless such securities are registered under the Act, or an exemption from the registration requirements of the Act is available.

         1. REDEMPTION. The Maker may, at its option, at any time prior to the Maturity Date, redeem this Debenture (the "Redemption"), in whole or in part, at face value of the original principal amount, plus accrued and unpaid interest, if any (the "Redemption Amount"), of the Debenture (or portion thereof) to be redeemed, upon giving to the Holder a written notice five (5) business days prior to such Redemption. Any partial Redemption of the outstanding principal amount shall in no way release, discharge or affect the obligation of the Maker to continue to make any other payments due on the Debenture until this Debenture is paid in full.

         2. SUBORDINATION. For purposes of this Debenture and specifically this
Section 2 hereof, the term "Superior Bank Indebtedness" shall be defined as follows:

         The principal of, and accrued and unpaid interest on (a) indebtedness of the Maker incurred in the ordinary course of business for money borrowed or in respect of letters of credit issued for its own account, to (i) any bank or

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trust company organized under the laws of the United States or any state or (ii)
any savings and loan association; (b) obligations of the Maker incurred pursuant to agreements to factor the accounts receivable of the Maker; (c) purchase money obligations entered into in the ordinary course of business, evidenced by notes, lease-purchase agreements, purchase contracts or agreements, or similar instruments for the payment of which the Maker is responsible or liable, by guarantees or otherwise; (d) obligations of the Maker incurred in the ordinary course of business under any agreement to lease, or lease of, any real or personal property which are required to be capitalized in accordance with generally accepted accounting principles, or any other agreement to lease, or lease of, any real or personal property for the benefit of the Maker which, by the terms thereof, are expressly designated as Superior Bank Indebtedness; and
(e) any modification, renewal, extension or refunding of any such indebtedness, guarantee or obligation; in every case, whether such indebtedness, guarantee or obligation, or such modification, renewal, extension or refunding thereof, was outstanding on the date of execution of this Debenture or thereafter created, incurred or assumed; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, guarantee or obligation, or such modification, renewal, extension or refunding thereof, is not superior in right of payment to the Debentures.

         The Maker agrees, and the Holder of the Debenture issued hereunder by its acceptance thereof likewise agrees, that the Debenture shall be issued subject to the provisions of this Section 2, each person holding any Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. This Debenture issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment or satisfaction to the prior payment of Superior Bank Indebtedness.

         Subject to the payment of Superior Bank Indebtedness as provided above and subject to applicable law, the rights of the Holder shall be appropriately subrogated to the rights of the holders of Superior Bank Indebtedness to receive payments or distributions of cash, property or securities of the Maker to the extent applicable to the Superior Bank Indebtedness until the principal of, and premium, if any, and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Superior Bank Indebtedness of any cash, property or securities to which the Holders of the Debentures would be entitled except for the provisions of this
Section 2. It is understood that the provisions of this Section 2 are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Superior Bank Indebtedness, on the other hand.

         3. TRANSFERABILITY. This Debenture shall be freely transferable by the Holder provided such transfer is in compliance with applicable federal and state securities laws.

         4. CONVERSION. The Holder, in its sole discretion, shall be entitled to convert the Debenture into shares of Common Stock, in whole or in part, upon giving to the Maker written notice to such conversion. The Debenture, or portion hereof, shall be convertible into such number of Common Stock (the "CONVERSION STOCK") as will be determined by dividing the principal amount of the Debenture, and all or any portion of the accrued interest (at Holder's sole discretion), if any, by the Conversion Price. The Conversion Price shall be the listed closing bid price for maker's common stock as listed on the American Stock Exchange on the trading day immediately before the date of conversion (the "CONVERSION DATe"). The Maker agrees that such shares of Common Stock shall be deemed to be

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issued to the Holder as the record holder of such shares as of the close of business on the Conversion Date. A stock certificate for the shares of Common Stock shall be delivered to the Holder within ten (10) days following the Conversion Date. No adjustments shall be made to the number of shares issuable upon conversion of this Debenture ("DEBENTURE SHARES") for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Debenture Shares. The Company hereby agrees that the Holder shall have "piggyback" registration rights entitling such Holder to include any and all of the Debenture Shares in any future registration of any shares of the Company. The Company shall give Holder at least ten (10) days' prior written notice for any proposed registration of the Company's shares in order for such Holder to determine whether any or all of the Debenture Shares shall be included therein. The Company's obligations pursuant to this Section 4 shall terminate on the earlier to occur of: (a) the second anniversary of the date of issuance of the Debenture Shares and (b) such time when all Debenture Shares held by the Holder may be sold pursuant to Rule 144 under the Securities Act during any three (3) month period.

         The Company shall not issue Debenture Shares if such issuance, when added to the number of shares of Common Stock issued by the Company upon exercise of any warrants, would equal or exceed twenty percent (20%) of the total number of Common Stock issued and outstanding on the date of such conversion without first obtaining the approval of is voting shareholders to such issuance in accordance with the rules of the American Stock Exchange or any other market rules with which the Company shall be required to comply at the time of such conversion.

         5. PIGGYBACK REGISTRATION RIGHTS. Should the Maker propose to register any of its common stock under the Securities Act for any reason other than a registration of securities with respect to its employee benefit plans, the Maker shall, at such time, promptly give Holder ten (10) days' advance written notice of such registration ("REGISTRATION NOTICE"). Only in the instance where Holder has given the Maker written notice, within five (5) days of its receipt of the Registration Notice, directing the Maker NOT to register all of its Conversion Stock, the Maker shall otherwise cause to be registered under the Securities Act all of Holder's outstanding Conversion Stock, subject to any adjustment or cutbacks made by the Maker's underwriter in its sole discretion. Holder agrees to promptly return to the Maker any shareholder questionnaire or other documentation the Maker may require Holder to submit as required under federal and state securities laws. The Maker's obligations pursuant to this Section 5 shall terminate on the earlier to occur of: (a) the second anniversary of the date of issuance of the Conversion Stock and (b) such time when all Conversion Stock held by Holder may be sold pursuant to Rule 144 under the Securities Act during any three (3) month period.

         6. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

         (a) The non-payment of any principal or Semi-Annual Interest Payments when such payment becomes due and payable and the Maker's continued failure to make such payment for a period of ten (10) days thereafter;


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         (b) The material breach of this Agreement and such default continues for ten (10) days after written notice of such default is received by Maker;

         (c) The commencement by the Maker of any voluntary proceeding under any bankruptcy, reorganization, insolvency, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Maker as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Maker for, acquiescence in, or consent by the Maker to, the appointment of any receiver or trustee for the Maker or for all or a substantial part of the property of the Maker; or the assignment by the Maker for the benefit of creditors; or the written admission of the Maker of its inability to pay its debts as they mature; or

         (d) The commencement against the Maker of any proceeding relating to the Maker under any bankruptcy, reorganization, insolvency, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Maker consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Maker or for all or a substantial part of the property of the Maker, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Maker.

         Upon the occurrence of any Event of Default, the Holder may, by written notice to the Maker (i) declare all or any portion of the unpaid principal amount due to Holder, together with all accrued interest thereon, immediately due and payable.

         7. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of the Maker is:

                              US Dataworks, Inc.
                              5301 Hollister Road
                              Houston, Texas 77040


Maker shall give written notice of any change of address to the Holder. The address of the Holder is as set forth on the signature page to this Debenture, and the Holder shall give written notice of any change of address to the Maker.

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         8. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Maker consents to the jurisdiction of any court of the State of Texas and of any federal court located in the State of Texas. The Maker waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Holder may elect, by certified mail directed to the Maker at the location provided for in Section 8 hereof, or, in the alternative, in any other form or manner permitted by law.

         9. GOVERNING LAW. THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACT MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES AND CONFLICTS OF LAW.

         10. CONFORMITY WITH LAW. All agreements between the Holder and Maker are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of deferment or acceleration of the maturity of this Debenture or otherwise, shall the rate of interest hereunder exceed the maximum rate permissible under applicable law. If, from any circumstances whatsoever, the rate of interest resulting from the payment and/or accrual of any amount of interest hereunder, at any time that payment of interest is due and/or at any time that interest is accrued, shall exceed the limits prescribed by such applicable law, then payment and/or accrual of such interest shall be reduced to that resulting from the maximum rate of interest permissible under such applicable law. This provision shall never be superseded or waived.

         11. SEVERABILITY. Every provision hereof is intended to be several. If any provision of this Debenture is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not effect the other provisions hereof, which shall remain binding and enforceable.

         12. WAIVER. Maker hereby waives presentment, demand, protest and notices of protest, demand, dishonor and nonpayment. 13. WAIVER AND AMENDMENT. Any provision of this Debenture may be amended, waived or modified only upon the written consent of the parties hereto.

         14. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Debenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         15. ASSIGNABILITY. Maker's obligations hereunder are nontransferable and nonassignable without the prior written consent of Holder.

         16. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein.

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         17. COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         18. LEGAL REPRESENTATION. Maker and Holder, respectively, agree and represent that each party has been represented by such party's legal counsel with regard to all aspects of this Debenture, or if such party is acting without legal counsel, that such party has had adequate opportunity and has been encouraged to seek the advice of such party's legal counsel prior to the execution of this Debenture.

         IN WITNESS WHEREOF, the Maker has signed and sealed this Debenture and delivered it in the state of California as of June 30, 2003.

                                            US DATAWORKS, INC.



                                            ------------------------------------
                                            Its authorized representative


                                            ------------------------------------
                                            Title
HOLDER:

Societe Financiere Privee
3, Rue Maurice
CH-1204 Geneve
ATTN : Riccardo Mortara
Fax : (41) 22.818.31.00
Tel. : (41) 22.818.31.31
email : mortara@sfseujet.com


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